Exhibit 23(c) (ii)


                 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND
                 Class B Stock Certificate (8-1/2" x 12-5/8")


I.    FRONT OF  CERTIFICATE  (All text and other  matter lies within  7-1/4" x
                               11-1/4" decorative border)

              (upper left) box with heading: NUMBER (OF SHARES)
                (upper right) box with heading: CLASS B SHARES
                             (centered below boxes)
                 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND
                             A MARYLAND CORPORATION


(at left) THIS IS TO CERTIFY THAT         (at right) SEE  REVERSE  FOR CERTAIN
                                          DEFINITIONS

                                                box with CUSIP number
                                                68380D801
(at left) ______________________ is the owner of

        (centered) FULLY PAID CLASS B SHARES OF BENEFICIAL INTEREST OF
                 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

                  A series  of  Oppenheimer  Main  Street  Growth & Income  Fund
                  (hereinafter called the "Fund"), transferable only on the books of the Fund by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation of the Fund to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

                  WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(at left of seal)                                           (at right of seal)
(signature)                                           (signature)

                              Dated:
/s/ Brian W. Wixted                                /s/ Bridget Macaskill
-----------------------                               -------------------
TREASURER                                             PRESIDENT

                              (centered at bottom)
                         1-1/2" diameter facsimile seal
                                   with legend
                 OPPENHEIMER MAIN STREET GROWTH & INCOME FUND
                                      SEAL
                                      1998
                             A MARYLAND CORPORATION



(at lower right, printed vertically)            Countersigned
                                    OPPENHEIMERFUNDS SERVICES
                                    (A DIVISION OF OPPENHEIMERFUNDS, INC.
                                    Denver (Colo) Transfer Agent

                                    By ____________________________
                                          Authorized Signature

(at lower left corner, outside ornamental border)
300-000000 [certificate number]

II. BACK OF CERTIFICATE (text reads from top to bottom of 12-5/8" dimension)

      The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common TEN ENT - as tenants by the entirety JT TEN WROS NOT TC - as joint tenants with rights of survivorship and not as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                    (Cust)                        (Minor)

UNDER UGMA/UTMA ___________________
                        (State)

Additional abbreviations may also be used though not in the above list.

For Value Received ................  hereby sell(s), assign(s) and transfer(s)
unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE

(box for identifying number)

-----------------------------------------------------------------------
(Please print or type name and address of assignee)

------------------------------------------------------

________________________________________________  Class B Shares  of  beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                    Signed: __________________________

                                    -----------------------------------
                                    (Both must sign if joint owners)

                                    Signature(s) __________________________
                                    guaranteed  Name of Guarantor
                                    by:         _____________________________
                                                Signature of Officer/Title

(text printed NOTICE: The signature(s) to this assignment must vertically to right correspond with the name(s) as written upon the of above paragraph) face of the certificate in every particular without alteration or enlargement or any change whatever.

(text printed in Signatures must be guaranteed by a financial box to left of institution of the type described in the current signature(s)) prospectus of the Fund.

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                  THIS SPACE MUST NOT BE COVERED IN ANY WAY